UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2014

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

ANNUAL REPORT

TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

September 30, 2014

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2
TCM Small Cap Growth Fund
Performance Discussion	7
Performance	9
Fund Information	10
Schedule of Investments	11
TCM Small-Mid Cap Growth Fund
Performance Discussion	14
Performance	16
Fund Information	17
Schedule of Investments	18
Fund Expense Examples	21
Financial Statements
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	37
Approval of Investment Advisory Agreement	38
Trustees and Executive Officers	41
Additional Information	44
Privacy Policy	46

TCM GROWTH FUNDSCM GROWTH FUNDS

November 10, 2014

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) and the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the annual report to shareholders of the Funds, covering the fiscal year ended September 30, 2014.  The report includes a discussion of the factors that impacted the performance of the Funds for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of each Fund and a Report of Independent Registered Public Accounting Firm.

Following a period of very strong performance, the small cap equity market weakened over the past year period ended September 30, 2014 (returns for the consecutive quarters during that period for the Russell 2000® Growth Index were 8.17%, 0.48%, 1.72% and -6.13%, respectively).  This letter summarizes the market environment over the past fiscal year and our current investment outlook.  Following this letter are the discussions on performance and Fund information for the Small Cap Fund and the SMID Cap Fund, which begin on pages 7 and 14, respectively.  The individual Fund discussions are similar because the investment process for each Fund is the same and there is significant overlap in the portfolios.

Market Review

Fourth Quarter 2013 – Fed Tapering and Congressional Shenanigans (again).  Not to be stopped, the bull market in equities throughout 2013 continued into the fourth quarter as investors reacted positively to continued signs of an improving economy.  Investor reaction to an anticipated reduction in the Fed’s quantitative easing program of buying bonds, as well as a short two week government shutdown, was muted at best.  The Fed had signaled earlier in the year that it intended to taper its quantitative easing program of buying mortgage-backed bonds and subsequent Fed pronouncements tried to provide a sense that the withdrawal would be both measured and depend on continued signs of economic growth and that, in any event, short term rates would stay low for the foreseeable future.  In what could have been another blow to investor confidence, the fourth quarter started out with Congress unable to agree on legislation to continue the operations of the federal government, shutting down most federal agency activities for the first two weeks of October.  The refusal to pass a budget was not well received by the public and activist members of the Republican Party relented under intense pressure to get the government back up and running.  While the market sold off slightly at the start, investors shrugged off the negative effects of the shutdown and after both sides of the aisle stopped the demagogy, continuing resolutions were passed but the finger pointing continued.

TCM GROWTH FUNDS

First Quarter 2014 – Turmoil in Ukraine and Fed Leadership Changes.  After a year of little aversion to risk, the equity markets proved to be more challenging in the first quarter of 2014.  A variety of factors led to more subdued returns as investors focused on stretched valuations, mixed economic data, political turmoil in Ukraine, Fed tapering, and continued concerns in emerging markets.  A market driven by expanding profit margins and higher valuations always raises concerns about a pullback.  And with the mixed bag of information flow during the first quarter, that pullback occurred in many stocks as investors took profits and reacted to concerns that future equity returns may be under pressure.  Geopolitical concerns added to the uncertainty as Russia annexed Crimea and threats of sanctions reverberated throughout European markets.  In terms of fiscal and monetary policy developments, while not a strong tailwind, the news was not that bad.  Due to a contraction in the growth rates of expenditures and higher tax receipts (improving economy and higher rates), the federal deficit declined from previously high levels.  On the monetary policy front, there was a transition in Fed leadership from Bernanke to Yellen and confirmation that steps to taper the current level of quantitative easing were on track.  Congress for once gave everyone a break by avoiding another government showdown and passed a bipartisan omnibus spending bill that funded the government until September of 2014.

Second Quarter 2014 – Calm Before the Storm.  While returns in the equity markets were generally positive in the second quarter, excluding small cap stocks (which at one point in the quarter were down almost 13% from their March 4 high), the stock market in this quarter was distinguished primarily by its tranquility.  The most distinctive factor was a lack of volatility for the period, with the CBOE Volatility Index (VIX) hitting its lowest level since June 2007.  Leading economic indicators during the period were somewhat mixed, and the debate amongst investors continued on whether the lack of volatility reflects a stable investment environment or an undeserved complacency.  In this environment, larger cap names outperformed smaller cap stocks and value continued to trump growth after a stellar year for growth stocks in 2013.  The lackluster gain in small cap growth stocks for the quarter (the Russell 2000® Growth Index ended up 1.72% after a strong rally) reflected a concern over whether smaller companies could generate the revenue and earnings growth rates that warranted the then high valuations.

The economy continued to chug along in the second quarter after an uninspiring performance in the first quarter driven in part by very poor weather.  We saw a rebound in many sectors of the economy as the negative effects of winter on consumer spending and capital expenditures dissipated.  The June data from the ISM Production Manufacturers Index provided a reading of 55.3%, indicating an expansion in manufacturing for the 13th consecutive month (although the

TCM GROWTH FUNDSCM GROWTH FUNDS

components of that index were somewhat mixed).  The tone of comments from representative industry respondents was positive and the data supported the view that the U.S. economy accelerated in the second quarter, supported by improving manufacturing activity, better employment trends and consumer spending improving in certain areas.  The manufacturing/energy renaissance in the U.S. continued to gather steam as companies reduced their outsourcing of capacity to foreign markets.  The relative competitive advantage that has long existed for those companies seeking lower manufacturing and labor costs is dissipating and that is giving rise to the so-called renaissance.  New completion technologies in the oil and gas industry are one of the main catalysts for the trend, as energy prices for both oil and especially natural gas are now lower in the U.S. than in most parts of the world.  Modern economies are still driven by the availability and cost of energy, and we have hit a “gusher” in terms of horizontal drilling and hydraulic fracturing techniques that have unlocked vast shale resources that were previously uneconomic to produce.

Third Quarter 2014 – Volatility Returns.  Volatility returned during the third quarter as geopolitical events weighed on markets both here and abroad.  The total return for the Russell 2000® Growth Index for the period was -6.13%.  Given that the last negative quarterly return in that benchmark was the second quarter of 2012, a correction, while never painless, was not unexpected given the recent valuation expansion and high returns.  Growth stocks continued to lag value and large cap indexes also maintained their edge over smaller cap indexes, with the S&P 500® Index outperforming the Russell 2000® Index by 8.5% for the quarter, the worst relative performance since the first quarter of 1979.  We believe relative small cap valuations are returning to historical levels, and although our process focuses on fundamental analysis rather than trading technicals, we note that small cap underperformance does not often continue for very long following these levels of relative underperformance as long as the economy does not deteriorate.  Regarding valuation, a combination of falling prices during 2014 and rising earnings has made the Russell 2000® Index 8% less expensive compared to the end of 2013.

In the U.S., the economy continues to do relatively well but the indicators are flashing some early warnings.  The manufacturing index issued by the Institute for Supply Management (“ISM”) for September showed a slip to 56.6 from the high of 59 in August. As with the prior report, some components of the index were stronger than others.  While there is evidence of both higher new orders and better production levels, those improvements have not translated to stronger hiring of factory workers.  Part of the labor problem is access to qualified workers, as job openings were up significantly in August.  The fact that September’s ISM Manufacturing Index was below all 85 economists’ projections is not exactly a

TCM GROWTH FUNDS

bullish sign of a strengthening economic picture, although it still shows resilience.  The issue for investors is determining whether these somewhat confusing data points are signs of a delay or a derailment of positive economic trends.  From a monetary policy standpoint, these mixed signals are keeping the Fed on a “steady as she goes” policy course.  Quantitative easing (“QE”) is projected to end as we close 2014 but the central bank hasn’t moved off its language of  a “considerable time” before rate increases will take place after the end of QE.  Fed actions to tighten monetary policy haven’t impacted interest rates, with the 10-year Treasury yield at 2.38% at the time of this letter.  That yield likely reflects a flight to safety as investors grow weary of foreign markets, a strengthening dollar, and a relatively long bull market in the U.S.

Market Outlook.  Geopolitical risks have without a doubt increased since the end of the second quarter.  The impact of the Ukraine/Russia conflict is still a growing concern; the potential outcomes of disputes in the Middle East are unclear; and South American economies such as Brazil and Argentina are struggling to avoid deeper recessions.  Although stimulus efforts in China have stabilized GDP growth rates, the underlying debt issues and a weak real estate market will likely weigh on future growth rates.  Contemporaneous with Fed action in the U.S. to take away the punch bowl, the European Central Bank has committed to low rates and begun the process of possible quantitative easing through asset purchases due to economic woes, particularly in France and Italy.

From the perspective of the U.S. stock market, and therefore our portfolios, the pressing question is whether our domestic economy can stay on track with a positive trajectory while the rest of the world catches a cold (the buzzword de jour is decoupling)?  How will different types of companies be impacted by those conflicting economic forces?  The anemic economic growth outside the U.S. will impact domestic multinational firms that derive a significant portion of their revenues from foreign sources or that are impacted by a stronger dollar, causing currency translation losses and possibly restraining exports.  Recent statements by top policy makers acknowledge that these trends may slow the pace by the Fed on increasing rates.  We are under no illusion that weakening investor sentiment worldwide won’t impact the broader equity markets in the U.S., as they have done over the last couple weeks.  The depth of that downturn will depend on the impact of these issues on company earnings, which we will see in management guidance as this earnings season unfolds.

Given globalization and the interconnections of economies and business activities, weak European and emerging markets will at a minimum not be a positive for domestic equities.  Small cap has taken the brunt of that impact so far this year (following strong outperformance last year) relative to large cap but we think that a good portion of this performance gap has played out because we’ve seen valuations

TCM GROWTH FUNDSCM GROWTH FUNDS

retract and earnings levels hold the line.  We are focused on high quality companies with more dependable earnings streams, which we believe is the correct strategy to deliver strong relative performance in these markets.  Volatility will likely be with us throughout the current quarter but there are positive underlying fundamentals for the U.S. economy, such as low mortgage rates, declining energy prices and improving labor markets.  Again, please see the following pages for the discussions on the individual Funds.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.  The Russell 2000® Index is an unmanaged index that serves as a benchmark for small-cap stocks by measuring the performance of approximately 2,000 small-cap companies.  The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500™ Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  The S&P 500® Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks.  The VIX Index measures expectations of volatility, or fluctuations in price, of the S&P 500® Index.  The ISM Manufacturing Index is an unmanaged index that monitors employment, production inventories and supplier deliveries based on surveys of more than 300 manufacturing firms by the Institute of Supply Management.  One cannot invest directly in an index.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Fiscal Year Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2014 for the Small Cap Fund, the Russell 2000® Growth Index, the Fund’s benchmark, and the Lipper Small Cap Growth category average were:

	Small	Russell	Lipper Small
	Cap Fund	2000® Growth	Cap Growth
4th Quarter 2013	10.95%	8.17%	8.22%
1st Quarter 2014	4.66%	0.48%	0.17%
2nd Quarter 2014	0.83%	1.72%	0.28%
3rd Quarter 2014	-5.98%	-6.13%	-5.78%
1 Year Ended 9/30/14	10.09%	3.79%	2.39%

Longer term performance for the Small Cap Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review.  Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2013.  Small cap growth stocks added to their streak of three quarters of positive returns with the Russell 2000® Growth Index posting a return of 8.17% for the quarter, culminating in a total return of 43.30% for 2013.  All sectors in our benchmark during the fourth quarter posted positive returns, with the best performers coming from the telecom, industrials, consumer discretionary and materials sectors.  The Small Cap Fund outperformed the benchmark for the quarter based entirely on stock selection, with the best relative contribution coming from the healthcare, consumer discretionary, financials and materials sectors.  Cash was a drag on performance in a strong quarter but was offset by the positive effect of our economic sector allocations.

First Quarter 2014.  From an investment style perspective, small cap stocks underperformed larger cap stocks and value outpaced growth stocks, particularly in the selloff at the end of the quarter.  In the Russell 2000® Growth Index, the top performing sectors were healthcare, consumer staples, energy and industrials.  The Small Cap Fund outperformed the benchmark for the quarter based primarily on stock selection, with the best relative contribution coming from the industrials, technology, healthcare, and consumer discretionary sectors.  The effect of the portfolio’s economic sector allocations was also positive, based principally on the underweight to consumer discretionary and overweight to industrials for the quarter.

Second Quarter 2014.  Following a new 10-year high in small cap stocks in early March, a selloff in momentum stocks with higher valuations ensued, bringing down the Russell 2000® Growth Index by almost 13%.  That selloff proved to be short-lived and was followed by a strong rally beginning on May 8 that erased those losses, with the benchmark ending in positive territory by quarter end.  Larger cap

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

stocks were much less volatile during the same period and also climbed to new highs during the quarter.  In the Russell 2000® Growth Index, the top performing sectors were energy, materials, financials and technology.  The Small Cap Fund slightly lagged the benchmark for the quarter based on stock selection, as our positive selection in the consumer discretionary and industrials sectors was offset by selection in other sectors.  The effect of the portfolio’s economic sector allocations was slightly positive, based principally on the underweight to consumer staples and healthcare and an overweight to energy for the quarter.

Third Quarter 2014.  Overall, smaller cap stocks were under pressure during the quarter as investors looked to take profits following a long period of rising stock prices and increasing valuations.  Problems in overseas economies, as well as a stronger dollar, contributed to a flight to safety mentality particularly by foreign investors, which benefits larger cap U.S. stocks over small caps.  In this environment, healthcare and telecommunication stocks offered the greatest protection in the correction.  The Small Cap Fund bested the benchmark by a slight margin, primarily due to our underweight to the energy sector, and the effect of our overall stock selection in that portfolio for the period was neutral.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2014 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	uuuu
Skyworks Solutions (semiconductors)	1.24	1.00
Lannett Company (generic pharmaceuticals)	0.46	0.90
Integrated Device Technology
(mixed signal semiconductor)	1.55	0.75
Motorcar Parts of America
(aftermarket automobile parts)	0.58	0.71
Patrick Industries (building products and materials)	2.00	0.70

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
PDF Solutions
(integrated circuits infrastructure technology)	1.07	-0.63
Ciena Corporation (network specialist)	1.09	-0.49
Natural Grocers by Vitamin Cottage
(natural and organic grocery)	0.22	-0.41
Veeva Systems (cloud-based software solutions)	0.47	-0.39
8x8 (IP phone systems)	0.78	-0.39

TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2014

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	10.09%	24.48%	14.51%	9.79%	9.79%
Russell 2000® Growth Index	3.79%	21.91%	15.51%	8.80%	8.80%
Lipper Small Cap Growth Average	2.39%	20.29%	15.18%	8.53%	8.53%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2014 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$274 million
Total Operating Expenses*	0.93%

* Expense Ratio as of most recent prospectus dated January 31, 2014.

Top Ten Holdings (% of net assets)

Integrated Device Technology, Inc.	2.7%	Verint Systems, Inc.	1.8%
Amerisafe, Inc.	2.3%	Genesee & Wyoming, Inc.	1.6%
ExamWorks Group, Inc.	1.9%	H&E Equipment
Skyworks Solutions, Inc.	1.9%	Services, Inc.	1.6%
Patrick Industries, Inc.	1.9%	CLARCOR, Inc.	1.6%
		Eagle Materials, Inc.	1.6%

Sector Allocation (% of net assets)

**  Cash equivalents and other assets less liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares		Value

COMMON STOCKS - 95.8%

Air Freight & Logistics - 0.2%
64,401	UTi Worldwide, Inc.*	$684,583

Airlines - 1.0%
207,665	Hawaiian Holdings, Inc.*	2,793,094

Auto Components - 0.9%
48,589	Drew Industries, Inc.	2,049,970
6,964	Gentherm, Inc.*	294,090
		2,344,060
Beverages - 0.2%
88,221	REEDS, Inc.*	520,504

Biotechnology - 1.8%
41,211	Cepheid*	1,814,520
32,926	Medivation, Inc.*	3,255,394
		5,069,914
Building Products - 2.8%
65,687	Apogee Enterprises, Inc.	2,614,343
121,903	Patrick Industries, Inc.*	5,163,811
		7,778,154
Capital Markets - 1.4%
13,945	Affiliated Managers
	Group, Inc.*	2,794,020
32,332	Financial Engines, Inc.	1,106,240
		3,900,260
Commercial Services & Supplies - 2.8%
71,693	Healthcare Services
	Group, Inc.	2,051,137
69,861	Mobile Mini, Inc.	2,443,039
66,781	US Ecology, Inc.	3,122,679
		7,616,855
Communications Equipment - 1.3%
216,614	Ciena Corp.*	3,621,786

Construction & Engineering - 3.0%
95,466	Dycom Industries, Inc.*	2,931,761
107,609	EMCOR Group, Inc.	4,300,055
34,845	MasTec, Inc.*	1,066,954
		8,298,770
Construction Materials - 1.6%
43,879	Eagle Materials, Inc.	4,468,199

Distributors - 1.7%
125,485	LKQ Corp.*	3,336,646
25,775	Pool Corp.	1,389,788
		4,726,434
Diversified Consumer Services - 1.9%
59,799	Grand Canyon
	Education, Inc.*	2,438,005
83,729	Liberty Tax, Inc.*	2,704,447
		5,142,452
Diversified Telecommunication Services - 1.7%
191,571	8x8, Inc.*	1,279,694
102,227	Cogent Communications
	Holdings, Inc.	3,435,850
		4,715,544
Electrical Equipment - 0.9%
34,002	Power Solutions
	International, Inc.*	2,346,138

Electronic Equipment,
Instruments & Components - 0.1%
12,527	National Instruments
	Corp.	387,460

Energy Equipment & Services - 0.1%
6,494	RigNet, Inc.*	262,682

Food & Staples Retailing - 1.6%
25,127	The Andersons, Inc.	1,579,986
39,855	Casey’s General
	Stores, Inc.	2,857,603
		4,437,589
Food Products - 1.9%
44,000	Treehouse Foods, Inc.*	3,542,000
46,699	Whitewave Foods Co.*	1,696,575
		5,238,575
Health Care Equipment & Supplies - 5.2%
84,401	Insulet Corp.*	3,110,177
139,152	LDR Holding Corp.*	4,331,802
129,292	Spectranetics Corp.*	3,435,288
43,530	Trinity Biotech Plc - ADR	795,293

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2014 (Continued)

Shares		Value

COMMON STOCKS - 95.8% (Continued)

Health Care Equipment & Supplies - 5.2% (Continued)
87,227	Wright Medical
	Group, Inc.*	$2,642,978
		14,315,538
Health Care Providers & Services - 8.9%
15,298	Athenahealth, Inc.*	2,014,594
112,100	Brookdale Senior
	Living, Inc.*	3,611,862
36,003	Centene Corp.*	2,977,808
160,642	ExamWorks Group, Inc.*	5,261,025
109,313	HealthEquity, Inc.*	2,001,521
71,405	MEDNAX, Inc.*	3,914,422
18,269	MWI Veterinary
	Supply, Inc.*	2,711,120
35,589	Team Health
	Holdings, Inc.*	2,063,806
		24,556,158
Health Care Technology - 1.5%
60,360	Medidata Solutions, Inc.*	2,673,344
47,523	Veeva Systems, Inc.*	1,338,723
		4,012,067
Hotels, Restaurants & Leisure - 4.9%
124,471	Chuy’s Holdings, Inc.*	3,907,145
78,022	Kona Grill, Inc.*	1,539,374
54,418	Life Time Fitness, Inc.*	2,744,844
110,701	Noodles & Company*	2,124,352
108,162	Texas Roadhouse, Inc.	3,011,230
		13,326,945
Household Durables - 0.6%
182,253	The Dixie Group, Inc.*	1,580,134

Insurance - 2.3%
161,303	Amerisafe, Inc.	6,308,560

Internet Software & Services - 3.6%
256,501	Borderfree, Inc.*	3,308,863
61,822	Dealertrack
	Technologies, Inc.*	2,683,693
99,680	Global Eagle
	Entertainment, Inc.*	1,118,409
308,038	Marin Software, Inc.*	2,649,127
		9,760,092
IT Services - 1.9%
81,085	iGate Corp.*	2,977,441
25,577	Syntel, Inc.*	2,249,242
		5,226,683
Life Science Tools & Services - 1.1%
52,054	ICON Plc*	2,979,050

Machinery - 6.6%
71,064	CLARCOR, Inc.	4,482,717
74,947	Manitex Intl, Inc.*	846,152
33,497	Middleby Corp.*	2,952,090
256,454	Mueller Water
	Products, Inc.	2,123,439
105,148	Navistar
	International Corp.*	3,460,421
86,263	Woodward, Inc.	4,107,844
		17,972,663
Marine - 0.4%
234,192	Baltic Trading Ltd.	969,555

Media - 1.1%
183,456	The E.W.
	Scripps Company*	2,992,167

Metals & Mining - 2.4%
201,737	Globe Specialty
	Metals, Inc.	3,669,596
12,047	Haynes International, Inc.	554,041
141,773	Horsehead
	Holding Corp.*	2,343,508
		6,567,145
Multiline Retail - 1.2%
163,537	Tuesday Morning Corp.*	3,173,435

Oil, Gas & Consumable Fuels - 1.5%
54,869	Matador Resources Co.*	1,418,364
63,198	Rosetta Resources, Inc.*	2,816,103
		4,234,467
Personal Products - 0.8%
79,660	Inter Parfums, Inc.	2,190,650

Pharmaceuticals - 1.3%
234,040	Horizon Pharma Plc*	2,874,011
7,106	Pacira
	Pharmaceuticals, Inc.*	688,714
		3,562,725

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2014 (Continued)

Shares		Value
COMMON STOCKS - 95.8% (Continued)

Professional Services - 0.2%
20,384	On Assignment, Inc.*	$547,310

Road & Rail - 3.6%
47,468	Genesee &
	Wyoming, Inc.*	4,524,175
253,306	Quality Distribution, Inc.*	3,237,251
99,303	Swift
	Transportation Co.*	2,083,377
		9,844,803
Semiconductors &
Semiconductor Equipment - 8.4%
41,564	Cavium, Inc.*	2,066,978
101,576	Diodes, Inc.*	2,429,698
463,586	Integrated Device
	Technology, Inc.*	7,394,197
75,190	Monolithic Power
	Systems, Inc.	3,312,119
205,559	PDF Solutions, Inc.*	2,592,099
89,676	Skyworks Solutions, Inc.	5,205,692
		23,000,783
Software - 6.4%
71,683	Bottomline
	Technologies, Inc.*	1,977,734
59,929	FireEye, Inc.*	1,831,430
95,010	Monotype Imaging
	Holdings, Inc.	2,690,683
107,492	Qlik Technologies, Inc.*	2,906,584
47,365	Tableau Software, Inc.*	3,441,067
86,791	Verint Systems, Inc.*	4,826,448
		17,673,946
Specialty Retail - 2.0%
70,367	Five Below, Inc.*	2,787,237
34,107	Restoration Hardware
	Holdings, Inc.*	2,713,212
		5,500,449
Textiles, Apparel & Luxury Goods - 1.4%
66,022	Kate Spade & Co.*	1,731,757
34,791	Oxford Industries, Inc.	2,121,903
		3,853,660
Trading Companies & Distributors - 1.6%
111,327	H&E Equipment
	Services, Inc.	4,484,252

TOTAL COMMON STOCKS
(Cost $231,244,983)		262,986,290

SHORT-TERM INVESTMENTS - 3.7%

Money Market Funds - 3.7%
10,224,793	SEI Daily Income Trust
	Government Fund -
	Class B, 0.020%(1)	10,224,793

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,224,793)		10,224,793

TOTAL INVESTMENTS
IN SECURITIES - 99.5%
(Cost $241,469,776)		273,211,083
Other Assets in
Excess of Liabilities - 0.5%		1,227,419
TOTAL NET ASSETS - 100.0%		$274,438,502

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of September 30, 2014.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2014 for the SMID Cap Fund and the Russell 2500™ Growth Index, the Fund’s benchmark, were:

	SMID	Russell
	Cap Fund	2500™ Growth
4th Quarter 2013	9.56%	8.49%
1st Quarter 2014	3.51%	1.04%
2nd Quarter 2014	3.22%	2.90%
3rd Quarter 2014	-3.69%	-4.21%
1 Year Ended 9/30/14	12.73%	8.05%

Longer term performance for the SMID Cap Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review.  Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2013.  Small cap growth stocks added to their streak of three quarters of positive returns with the Russell 2500™ Growth Index posting a return of 8.49% for the quarter, culminating in a total return of 40.65% for 2013.  All sectors in our benchmark during the fourth quarter posted positive returns, with the best performers coming from the telecom, industrials, consumer discretionary and materials sectors.  The SMID Cap Fund outperformed the benchmark for the quarter based entirely on stock selection, with the best relative contribution coming from the healthcare, materials, financials, and consumer discretionary sectors.  The effect of our economic sector weights was neutral for the quarter but cash was a drag in such a strong market.

First Quarter 2014.  From an investment style perspective, small cap stocks underperformed larger cap stocks and value outpaced growth stocks, particularly in the selloff at the end of the quarter.  In the Russell 2500™ Growth Index, the top performing sectors were healthcare, consumer staples, energy and industrials.  The SMID Cap Fund outperformed the benchmark for the quarter based almost entirely on stock selection, with the best relative contribution coming from the technology, healthcare, consumer staples and industrials sectors.  The positive effect of our overweight to healthcare and industrials and underweight to consumer staples more than offset the effect of our underweight to materials, financials and utilities.

Second Quarter 2014.  Following a new 10-year high in small cap stocks in early March, a selloff in momentum stocks with higher valuations ensued, bringing down the Russell 2000® Growth Index by almost 13%.  That selloff proved to be short-lived and was followed by a strong rally beginning on May 8 that erased those losses,

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

with the benchmark ending in positive territory by quarter end.  Larger cap stocks were much less volatile during the same period and also climbed to new highs during the quarter.  The SMID Cap Fund outperformed the benchmark for the quarter based entirely on stock selection, with the best relative contribution coming from the consumer discretionary, industrials and technology sectors.  The positive effect of our overweight to healthcare, energy and industrials and underweight to consumer discretionary was offset by the effect of our underweight to materials and cash.

Third Quarter 2014.  Overall, smaller cap stocks were under pressure during the quarter as investors looked to take profits following a long period of rising stock prices and increasing valuations.  Problems in overseas economies, as well as a stronger dollar, contributed to a flight to safety mentality particularly by foreign investors, which benefits larger cap U.S. stocks over small caps.  In this environment, healthcare and telecommunication stocks offered the greatest protection in the correction.  The SMID Cap Fund bested the benchmark, primarily due to our overweight to both the healthcare and telecommunication sectors, and the effect of our overall stock selection for the period was neutral.

Top and Bottom Contributing Stocks.  The top and bottom five stocks contributing to absolute performance for the 2014 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Skyworks Solutions (semiconductors)	1.18	0.98
Lannett Company (generic pharmaceuticals)	0.45	0.88
Trex Company (composite deck products)	0.61	0.68
Lam Research
(semiconductor processing equipment)	1.72	0.68
Illumina (life science tools)	0.65	0.67

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
PDF Solutions
(integrated circuits infrastructure technology)	1.01	-0.56
Veeva Systems (cloud-based software solutions)	0.46	-0.42
8x8 (IP phone systems)	0.77	-0.39
Ciena Corporation (network specialist)	0.95	-0.37
Tangoe (communications management software)	0.12	-0.36

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2500™ GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2014

				Since Inception
	One Year	Three Year	Five Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	12.73%	21.43%	13.87%	4.59%
Russell 2500™ Growth Index	8.05%	22.68%	16.85%	7.46%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at September 30, 2014 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$47 million
Total Operating Expenses*	0.95%

* Expense Ratio as of most recent prospectus dated January 31, 2014.

Top Ten Holdings (% of net assets)

Integrated Device Technology, Inc.	2.5%	Eagle Materials, Inc.	1.6%
Skyworks Solutions, Inc.	1.9%	CLARCOR, Inc.	1.6%
ExamWorks Group, Inc.	1.9%	Jones Lang Lasalle, Inc.	1.6%
Verint Systems, Inc.	1.8%	LDR Holding Corp.	1.5%
Lam Research Corp.	1.7%	Genesee & Wyoming, Inc.	1.5%

Sector Allocation (% of net assets)

**  Cash equivalents and liabilities less other assets.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares		Value

COMMON STOCKS - 96.2%

Air Freight & Logistics - 0.3%
11,171	UTi Worldwide, Inc.*	$118,748

Airlines - 1.0%
34,179	Hawaiian Holdings, Inc.*	459,708

Auto Components - 0.8%
8,218	Drew Industries, Inc.	346,717
1,168	Gentherm, Inc.*	49,325
		396,042
Biotechnology - 1.8%
6,581	Cepheid*	289,761
5,532	Medivation, Inc.*	546,949
		836,710
Building Products - 2.3%
11,168	Apogee Enterprises, Inc.	444,486
15,372	Patrick Industries, Inc.*	651,158
		1,095,644
Capital Markets - 0.9%
2,195	Affiliated Managers
	Group, Inc.*	439,790

Commercial Services & Supplies - 3.4%
11,914	Healthcare Services
	Group, Inc.	340,859
11,869	Mobile Mini, Inc.	415,059
11,353	US Ecology, Inc.	530,866
7,257	Waste Connections, Inc.	352,110
		1,638,894
Communications Equipment - 3.2%
26,407	Ciena Corp.*	441,525
4,146	F5 Networks, Inc.*	492,296
5,693	Palo Alto Networks, Inc.*	558,483
		1,492,304
Construction & Engineering - 3.3%
15,646	Dycom Industries, Inc.*	480,489
16,226	EMCOR Group, Inc.	648,391
5,735	MasTec, Inc.*	175,606
6,639	Quanta Services, Inc.*	240,929
		1,545,415
Construction Materials - 1.6%
7,421	Eagle Materials, Inc.	755,680

Containers & Packaging - 1.0%
7,536	AptarGroup, Inc.	457,435

Distributors - 1.7%
22,069	LKQ Corp.*	586,815
4,433	Pool Corp.	239,027
		825,842
Diversified Consumer Services - 0.8%
9,709	Grand Canyon
	Education, Inc.*	395,836

Diversified Telecommunication Services - 1.7%
31,662	8x8, Inc.*	211,502
17,356	Cogent Communications
	Holdings, Inc.	583,335
		794,837
Electrical Equipment - 0.8%
5,756	Power Solutions
	International, Inc.*	397,164

Electronic Equipment,
Instruments & Components - 1.1%
6,698	IPG Photonics Corp.*	460,689
1,839	National Instruments Corp.	56,880
		517,569
Energy Equipment & Services - 1.2%
1,602	Core Laboratories NV	234,453
5,235	Oceaneering
	International, Inc.	341,165
		575,618
Food & Staples Retailing - 1.6%
4,252	The Andersons, Inc.	267,366
6,785	Casey’s General Stores, Inc.	486,484
		753,850
Food Products - 1.9%
7,610	Treehouse Foods, Inc.*	612,605
8,020	Whitewave Foods Co.*	291,367
		903,972

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2014 (Continued)

Shares		Value

COMMON STOCKS - 96.2% (Continued)

Health Care Equipment & Supplies - 5.1%
14,028	Insulet Corp.*	$516,932
23,014	LDR Holding Corp.*	716,426
21,818	Spectranetics Corp.*	579,704
7,534	Trinity Biotech Plc - ADR	137,646
14,760	Wright Medical
	Group, Inc.*	447,228
		2,397,936
Health Care Providers & Services - 13.2%
2,596	Athenahealth, Inc.*	341,867
17,984	Brookdale Senior
	Living, Inc.*	579,444
12,681	Catamaran Corp.*	534,504
6,184	Centene Corp.*	511,479
12,991	Envision Healthcare
	Holdings, Inc.*	450,528
26,741	ExamWorks Group, Inc.*	875,768
18,861	HealthEquity, Inc.*	345,345
3,814	Henry Schein, Inc.*	444,217
11,704	MEDNAX, Inc.*	641,613
2,992	MWI Veterinary
	Supply, Inc.*	444,013
6,112	Team Health
	Holdings, Inc.*	354,435
6,620	Universal Health
	Services, Inc.	691,790
		6,215,003
Health Care Technology - 1.4%
9,899	Medidata Solutions, Inc.*	438,427
7,973	Veeva Systems, Inc.*	224,599
		663,026
Hotels, Restaurants & Leisure - 4.2%
21,375	Chuy’s Holdings, Inc.*	670,961
9,403	Life Time Fitness, Inc.*	474,287
18,708	Noodles & Company*	359,007
17,992	Texas Roadhouse, Inc.	500,897
		2,005,152
Internet Software & Services - 1.0%
10,414	Dealertrack
	Technologies, Inc.*	452,072

IT Services - 1.9%
14,024	iGate Corp.*	514,961
4,257	Syntel, Inc.*	374,361
		889,322
Life Science Tools & Services - 1.1%
8,939	ICON Plc*	511,579

Machinery - 6.1%
11,649	CLARCOR, Inc.	734,819
5,650	Middleby Corp.*	497,935
17,254	Navistar
	International Corp.*	567,829
4,937	Westinghouse Air
	Brake Technologies Corp.	400,094
14,306	Woodward, Inc.	681,252
		2,881,929
Marine - 0.3%
38,208	Baltic Trading Ltd.	158,181

Media - 1.1%
30,882	The E.W.
	Scripps Company*	503,685

Metals & Mining - 2.1%
33,186	Globe Specialty
	Metals, Inc.	603,653
23,537	Horsehead Holding Corp.*	389,067
		992,720
Multiline Retail - 0.8%
20,306	Tuesday Morning Corp.*	394,038

Oil, Gas & Consumable Fuels - 1.1%
3,289	Cheniere Energy, Inc.*	263,219
9,259	Matador Resources Co.*	239,345
		502,564
Personal Products - 0.8%
13,046	Inter Parfums, Inc.	358,765

Pharmaceuticals - 1.6%
1,191	Pacira
	Pharmaceuticals, Inc.*	115,432
4,042	Salix
	Pharmaceuticals Ltd.*	631,522
		746,954

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2014 (Continued)

Shares		Value

COMMON STOCKS - 96.2% (Continued)

Real Estate Management & Development - 1.6%
5,798	Jones Lang Lasalle, Inc.	$732,519

Road & Rail - 2.3%
7,473	Genesee & Wyoming, Inc.*	712,251
17,109	Swift Transportation Co.*	358,947
		1,071,198
Semiconductors &
Semiconductor Equipment - 8.7%
7,160	Cavium, Inc.*	356,067
73,328	Integrated Device
	Technology, Inc.*	1,169,582
10,714	Lam Research Corp.	800,336
11,489	Monolithic Power
	Systems, Inc.	506,090
30,328	PDF Solutions, Inc.*	382,436
15,449	Skyworks Solutions, Inc.	896,814
		4,111,325
Software - 7.1%
12,043	Bottomline
	Technologies, Inc.*	332,266
10,292	FireEye, Inc.*	314,524
16,004	Monotype Imaging
	Holdings, Inc.	453,233
18,092	Qlik Technologies, Inc.*	489,208
6,009	Solera Holdings, Inc.	338,667
7,833	Tableau Software, Inc.*	569,068
15,223	Verint Systems, Inc.*	846,551
		3,343,517
Specialty Retail - 2.9%
11,964	Five Below, Inc.*	473,894
5,781	Restoration Hardware
	Holdings, Inc.*	459,879
12,320	Urban Outfitters, Inc.*	452,144
		1,385,917
Textiles, Apparel & Luxury Goods - 1.4%
11,242	Kate Spade & Co.*	294,878
5,975	Oxford Industries, Inc.	364,415
		659,293
TOTAL COMMON STOCKS
(Cost $39,340,192)		45,377,753

SHORT-TERM INVESTMENTS - 4.5%

Money Market Funds - 4.5%
2,124,109	SEI Daily Income Trust
	Government Fund -
	Class B, 0.020%(1)	2,124,109

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,124,109)		2,124,109

TOTAL INVESTMENTS
IN SECURITIES - 100.7%
(Cost $41,464,301)
		47,501,862
Liabilities in Excess of
Other Assets - (0.7)%		(347,470)

TOTAL NET ASSETS - 100.0%		$47,154,392

*	Non-income producing security.
ADR	American Depositary Receipt
(1)	Seven-day yield as of September 30, 2014.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2014 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/14 - 9/30/14).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be

TCM GROWTH FUNDS

EXPENSE EXAMPLES For the Six Months Ended September 30, 2014 (Unaudited) (Continued)

used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/01/14	9/30/14	4/01/14 – 9/30/14*
Actual	$1,000.00	$ 948.00	$4.59
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.36	$4.76

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.94% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect one-half year period).

TCM Small-Mid Cap Growth
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/01/14	9/30/14	4/01/14 – 9/30/14**
Actual	$1,000.00	$ 994.00	$4.75
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.31	$4.81

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2014

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth
ASSETS
Investments in securities, at value (cost $241,469,776
and $41,464,301) (Note 2)	$273,211,083	$47,501,862
Receivables:
Investment securities sold	5,616,602	916,617
Fund shares sold	809,372	80,453
Dividends and interest	49,857	9,719
Prepaid expenses	22,489	19,489
Total assets	279,709,403	48,528,140

LIABILITIES
Payables:
Due to custodian	7	7
Fund shares redeemed	27,513	—
Investment securities purchased	4,982,680	1,300,928
Investment advisory fees, net	187,632	24,131
Administration fees	22,627	10,054
Fund accounting fees	7,636	6,084
Custody fees	4,664	2,704
Transfer agent fees	4,495	2,349
Trustee fees	2,076	1,569
Chief Compliance Officer fees	1,710	1,239
Other accrued expenses	29,861	24,683
Total liabilities	5,270,901	1,373,748
NET ASSETS	$274,438,502	$47,154,392
Net Asset Value (unlimited shares authorized):
Net assets	$274,438,502	$47,154,392
Shares of beneficial interest issued and outstanding	8,013,621	2,825,537
Net asset value, offering and redemption price per share	$34.25	$16.69

COMPONENTS OF NET ASSETS
Paid-in capital	$197,517,621	$32,359,715
Undistributed net realized gain on investments	45,179,574	8,757,116
Net unrealized appreciation of investments	31,741,307	6,037,561
Net assets	$274,438,502	$47,154,392

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2014

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth
INVESTMENT INCOME
Income
Dividends (net of $4,606 and $922 of
foreign withholding tax, respectively)	$1,300,248	$128,393
Interest	1,668	197
Total investment income	1,301,916	128,590

EXPENSES (Note 3)
Investment advisory fees	2,273,739	385,717
Administration fees	144,836	58,512
Fund accounting fees	47,373	37,225
Custody fees	31,754	21,883
Transfer agent fees	28,258	14,434
Audit fees	25,437	20,450
Registration fees	19,583	21,897
Miscellaneous expenses	15,012	5,877
Chief Compliance Officer fees	10,410	7,539
Reports to shareholders	9,408	2,294
Trustees fees	8,227	6,348
Legal fees	4,631	5,213
Insurance expenses	3,333	3,291
Interest expense	324	2,269
Total expenses	2,622,325	592,949
Less: fees waived	(94)	(134,910)
Net expenses	2,622,231	458,039
Net investment loss	(1,320,315)	(329,449)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	58,165,811	13,255,401
Change in net unrealized
depreciation on investments	(30,537,857)	(7,104,519)
Net realized and unrealized
gain on investments	27,627,954	6,150,882
Net increase in net assets
resulting from operations	$26,307,639	$5,821,433

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,320,315)	$(870,492)
Net realized gain on investments	58,165,811	51,767,393
Change in net unrealized
appreciation (depreciation) on investments	(30,537,857)	19,796,094
Net increase in net assets
resulting from operations	26,307,639	70,692,995

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(59,228,776)	(5,178,391)
Total distributions to shareholders	(59,228,776)	(5,178,391)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(1)	49,553,470	(37,000,823)
Total increase in net assets	16,632,333	28,513,781

NET ASSETS
Beginning of year	257,806,169	229,292,388
End of year	$274,438,502	$257,806,169

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Value	Shares	Value
Shares sold	1,377,248	$50,039,840	1,174,512	$38,673,199
Shares issued in
reinvested
of distributions	1,765,867	58,962,302	180,691	5,156,929
Shares redeemed(2)	(1,676,347)	(59,448,672)	(2,523,735)	(80,830,951)
Net increase (decrease)	1,466,768	$49,553,470	(1,168,532)	$(37,000,823)

(2)	Net of redemption fees of $61 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(329,449)	$(114,332)
Net realized gain on investments	13,255,401	26,981,725
Net realized gain on redemptions-in-kind	—	30,264,661
Change in net unrealized
depreciation on investments	(7,104,519)	(28,113,421)
Net increase in net assets
resulting from operations	5,821,433	29,018,633

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(149,098)
From net realized gain	(14,867,825)	(23,400,391)
Total distributions to shareholders	(14,867,825)	(23,549,489)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares(1)	(187,133)	(217,170,669)
Total decrease in net assets	(9,233,525)	(211,701,525)

NET ASSETS
Beginning of year	56,387,917	268,089,442
End of year	$47,154,392	$56,387,917
Accumulated net investment loss	$—	$(264,037)

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013
	Shares	Value	Shares	Value
Shares sold	292,101	$5,079,521	577,233	$10,702,255
Shares issued in
reinvested
of distributions	948,522	14,844,369	1,381,669	23,543,635
Shares redeemed(2)	(1,010,808)	(20,111,023)	(13,446,242)	(251,416,559)
Net increase (decrease)	229,815	$(187,133)	(11,487,340)	$(217,170,669)

(2)	Net of redemption fees of $0 and $475, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value,
beginning of year	$39.38	$29.72	$23.03	$24.71	$22.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.17)	(0.12)	(0.10)	(0.17)	(0.15)
Net realized and unrealized
gain (loss) on investments	3.91	10.48	6.79	(1.51)	2.30
Total from
investment operations	3.74	10.36	6.69	(1.68)	2.15

LESS DISTRIBUTIONS:
From net realized gain	(8.87)	(0.70)	—	—	—
Total distributions	(8.87)	(0.70)	—	—	—
Paid-in capital from
redemption fees (Note 2)	— *	—	— *	— *	— *
Net asset value, end of year	$34.25	$39.38	$29.72	$23.03	$24.71
Total return	10.09%	35.77%	29.05%	(6.80)%	9.53%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$274.4	$257.8	$229.3	$380.5	$491.1
Portfolio turnover rate	149%	137%	102%	91%	110%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.92%	0.93%	0.94%	0.91%	0.92%
After fees waived/recouped	0.92%	0.93%	0.94%	0.91%	0.92%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.46)%	(0.38)%	(0.34)%	(0.54)%	(0.62)%
After fees waived/recouped	(0.46)%	(0.38)%	(0.34)%	(0.54)%	(0.62)%

(1)	Calculated using average shares outstanding method.
*	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2014	2013	2012	2011	2010
Net asset value,
beginning of year	$21.72	$19.04	$15.42	$16.05	$14.42
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss(1)	(0.12)	(0.01)	(0.11)	(0.10)	(0.05)
Net realized and unrealized
gain (loss) on investments	2.40	4.51	4.05	(0.53)	1.68
Total from
investment operations	2.28	4.50	3.94	(0.63)	1.63

LESS DISTRIBUTIONS:
From net investment income	—	(0.01)	—	—	—
From net realized gain	(7.31)	(1.81)	(0.32)	—	—
Total distributions	(7.31)	(1.82)	(0.32)	—	—
Paid-in capital from
redemption fees (Note 2)	—	— *	— *	— *	— *
Net asset value, end of year	$16.69	$21.72	$19.04	$15.42	$16.05
Total return	12.73%	26.29%	25.75%	(3.93)%	11.30%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$47.2	$56.4	$268.1	$274.2	$235.0
Portfolio turnover rate	149%	108%	94%	114%	121%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	1.23%	0.97%	0.94%	0.92%	0.97%
After fees waived/recouped	0.95%	0.95%	0.95%	0.95%	0.95%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.96)%	(0.09)%	(0.58)%	(0.53)%	(0.50)%
After fees waived/recouped	(0.68)%	(0.07)%	(0.59)%	(0.56)%	(0.48)%

(1)	Calculated using average shares outstanding method.
*	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2014

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are each diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2014 (Continued)

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2014 (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2014. See the Schedules of Investments for industry breakouts.

TCM Small Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$262,986,290	$—	$—	$262,986,290
Short-Term Investments	10,224,793	—	—	10,224,793
Total Investments
in Securities	$273,211,083	$—	$—	$273,211,083

TCM Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$45,377,753	$—	$—	$45,377,753
Short-Term Investments	2,124,109	—	—	2,124,109
Total Investments
in Securities	$47,501,862	$—	$—	$47,501,862

It is the Funds’ policy to recognize transfers between levels at the end of each Fund’s reporting period.
There were no transfers made into or out of Level 1, 2, or 3 as of September 30, 2014.
B.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  As of September 30, 2014, the Funds did not have any post-October losses or late year losses.

As of September 30, 2014, there were no Capital Loss Carryovers for the Funds.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2014 (Continued)

As of September 30, 2014, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Each Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ NAV per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2014 (Continued)

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2014, the following adjustments were made:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)
TCM Small Cap
Growth Fund	$1,320,315	$(1,320,315)
TCM Small-Mid Cap
Growth Fund	$ 593,486	$ (593,486)

I.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

J.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under each Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2014 (Continued)

needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the year ended September 30, 2014, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $2,273,739 and $385,717 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended September 30, 2014, the Advisor waived $94 and $134,910 in fees from the TCM Small Cap Growth Fund and TCM Small-Mid Cap Growth Fund, respectively.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At September 30, 2014, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund that may be reimbursed was $94 and $171,384, respectively. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small Cap Growth Fund
Year of Expiration	Amount
September 30, 2017	$ 94

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2016	$ 36,474
September 30, 2017	$134,910
$171,384

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2014 (Continued)

are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of each Fund. Fees paid by each Fund for Administration and Chief Compliance Officer Services for the year ended September 30, 2014, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended September 30, 2014, were as follows:

	Purchases	Sales or Maturity
	at Cost	Proceeds
TCM Small Cap Growth Fund	$411,205,417	$428,346,659
TCM Small-Mid Cap Growth Fund	70,454,221	86,088,232

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2014.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2014 and the year ended September 30, 2013 were as follows:

	September 30,	September 30,
	2014	2013
TCM Small Cap Growth Fund
From net investment income	$19,586,851	$ —
Long-term Capital Gain	$39,641,925	$ 5,178,391
TCM Small-Mid Cap Growth Fund
From net investment income	$ 3,617,639	$ 3,324,084
Long-term Capital Gain	$11,250,186	$20,225,405

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2014 (Continued)

As of September 30, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$242,398,013	$41,591,756
Gross unrealized appreciation	44,457,629	7,697,886
Gross unrealized depreciation	(13,644,559)	(1,787,780)
Net unrealized appreciation	30,813,070	5,910,106
Undistributed ordinary income	25,968,985	4,654,627
Undistributed long-term capital gain	20,138,826	4,229,944
Total distributable earnings	46,107,811	8,884,571
Net unrealized appreciation on
foreign currency transactions	—	—
Capital loss carryover	—	—
Post-October capital loss	—	—
Post-October currency loss	—	—
Total accumulated gains	$76,920,881	$14,794,677

(a)	At September 30, 2014, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds a credit facility to be used for temporary or extraordinary purposes related to Fund redemptions.  During the year ended September 30, 2014, both funds drew on the line of credit.  There was no loan payable balance in either Fund at September 30, 2014.  For the year ended September 30, 2014, the average interest rate on the outstanding balance for each Fund was 3.25% and the interest expense for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $324 and $2,269, respectively.  During the year ended September 30, 2014, the average daily balance for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $9,836 and $69,104, respectively.  The maximum amounts available for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were $20 million and $6 million, respectively.

TCM GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Growth Funds and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TCM Small Cap Growth Fund and the TCM Small - Mid Cap Growth Fund, each a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund and the TCM Small - Mid Cap Growth Fund as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 25, 2014

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 7 and 8, 2014, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”).  At this meeting and at a prior meeting held on May 12 and 13, 2014, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Trustees also considered each Fund’s marginal underperformance compared to its similarly managed accounts for the one-year, three-year and five-year periods, but found the differences to be reasonable.

For the TCM Small Cap Growth Fund, the Board noted that the Fund significantly outperformed its peer group median and average for the one-year period, outperformed its peer group median and average for the three-year period, and underperformed its peer group median and average for the five-year period.  The Board also considered the performance of the TCM Small Cap Growth Fund against a broad-based securities market benchmark.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Fund outperformed its peer group median for the one-year period, marginally outperformed its peer group median and marginally underperformed its peer group average for the three-year period, and underperformed its peer group median for the five-year time period.  The Board also considered the performance of the TCM Small-Mid Cap Growth Fund against a broad-based securities market benchmark.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to each Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed separate account clients, and to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

For the TCM Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was in line with its peer group median and average, and the net expense ratio was lower than its peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

 No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreements would be in the best interests of the Funds and their shareholders.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May	formerly, Executive Vice
2020 E. Financial Way		1991.	President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller		The Univ. of
Fund Services, LLC		May	Trust Co., (prior thereto		Virginia Law
2020 E. Financial Way		1991.	Senior Vice President),		School Fdn.
Suite 100			and Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	2	None.
(born 1973)		Term;	Direxion Funds since
c/o U.S. Bancorp		Since	2013; formerly, Senior
Fund Services, LLC		September	Vice President, and
2020 E. Financial Way		2011.	Chief Financial
Suite 100			Officer (and other
Glendora, CA 91741			positions), U.S. Bancorp
Fund Services, LLC,
(1997-2013).

Carl A. Froebel	Trustee	Indefinite	Formerly President and	2	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May	President, Investment		Funds;
2020 E. Financial Way		1991.	Company Administration,		Trustee,
Suite 100			LLC (mutual fund		Managers
Glendora, CA 91741			administrator).		AMG Funds,
Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Positions	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Officers of the Trust
Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		April	since April 2005.
615 East Michigan St.		2013.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer
Fund Services, LLC		July 2011.	(and other positions),
615 East Michigan St.	Anti-Money	Indefinite	U.S. Bancorp Fund
Milwaukee, WI 53202	Laundering	Term;	Services, LLC since
	Officer	Since	August 2004.
July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

TCM GROWTH FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from the ordinary income designated as qualified dividend income was as follows:

TCM Small Cap Growth Fund	6.81%
TCM Small-Mid Cap Growth Fund	65.66%

Dividends received deduction for the fiscal year ended September 30, 2014 was as follows:

TCM Small Cap Growth Fund	6.22%
TCM Small-Mid Cap Growth Fund	65.94%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

TCM Small Cap Growth Fund	100.00%
TCM Small-Mid Cap Growth Fund	100.00%

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

TCM GROWTH FUNDS

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.tyghcap.com.

TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

TCM Small Cap Growth Fund
	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$22,900	$22,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

TCM Small-Mid Cap Growth Fund
	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$18,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 21, 2014

By (Signature and Title)*                    /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     November 21, 2014

* Print the name and title of each signing officer under his or her signature.